                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934

                                                 January 21, 2004
                                 Date of Report (Date of earliest event reported)

                                                ACXIOM CORPORATION
                                (Exact name of Registrant as Specified in Charter)

                       Delaware                        0-13163                    71-0581897
            (State or Other Jurisdiction of   (Commission File Number)          (IRS Employer
                    Incorporation)                                           Identification No.)

                       1 Information Way, P. O. Box 8180
                                Little Rock, AR                               72203-8180
                    (Address of Principal Executive Offices)                  (Zip Code)

                         Registrant's telephone number, including area code: 501-342-1000

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated January 21, 2004

ITEM 9.  REGULATION FD DISCLOSURE.

         See Item 12.  Results of Operations and Financial Condition

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 21, 2004, Acxiom Corporation (the "Company") issued a press release announcing the results of its financial performance for the quarter ending December 31, 2003.  The Company will hold a conference call at
4:30 p.m. CDT today to discuss this information further.  Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com.  The press release is furnished herewith as Exhibit
99.1 and incorporated by reference herein.

         The Company's press release and other communications from time to time include certain non-GAAP financial measures.  A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the
Company's financial statements.

         The attached press release utilizes a measure of free cash flow.  Free cash flow is a non- GAAP financial measure.  Free cash flow is defined as cash provided by operating activities less cash used by investing activities excluding the impact of investments in joint ventures and other business alliances and cash paid and/or received in acquisitions and dispositions.  Free cash flow, as defined by the Company, may not be comparable to similarly titled measures reported by other companies and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.  Management of the Company has included free cash flow in this filing because, although free cash flow does not represent the amount of money available for the Company's discretionary spending since certain obligations of the Company must be funded out of free cash flow, management nevertheless believes that it provides investors with a useful alternative measure of liquidity by allowing an assessment of the amount of cash available for general corporate and strategic purposes, including debt payments, after funding operating activities and capital expenditures, capitalized software expenses and deferred costs.

         The attached press release contains a quantitative reconciliation of free cash flow to the comparable
GAAP measure, operating cash flow.

                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 21, 2004

                                                              ACXIOM CORPORATION

                                                              By:      /s/ Catherine L. Hughes
                                                                 ------------------------------------------------
                                                              Name:    Catherine L. Hughes
                                                              Title:   Secretary

                                                     FORM 8-K

Exhibit
Number                              Description

   99.1           Press Release of the Company dated January 21, 2004